                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


DATE  OF  REPORT   (DATE  OF  EARLIEST  EVENT  REPORTED)           APRIL 1, 1999


                              OMEGA WORLDWIDE, INC.
                              ---------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        MARYLAND                                                 38-3382537
--------------------------------------------------------------------------------
(STATE  OR  OTHER  JURISDICTION        (COMMISSION             (IRS EMPLOYER
 OF INCORPORATION                       FILE NO.)            IDENTIFICATION NO.)


900 VICTORS WAY, SUITE 345, ANN ARBOR, MI                         48108
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICERS)                        ZIP CODE


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE            (734) 887-0300
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Item 2 Acquisition or Disposition of Assets

Omega Worldwide, Inc. (the "Company") announced on April 5, 1999 that AMP Life Limited ("AMP"), a subsidiary of AMP Group, a major provider of life insurance, superannuation, pensions and other financial services in Australia, New Zealand and the UK, has acquired a 45% interest in the Company's Australian enterprise, Principal Healthcare Finance Trust ("PHFT"), an Australian unit trust. AMP acquired 5,625,000 units for A$11,250,000. At the same time, Omega Healthcare Investors, Inc., a real estate investment trust, acquired 1,000,000 units, representing an 8% interest in PHFT. The Company retained 5,875,000 units, representing a 47% interest in PHFT. The acquisition of units by AMP and OHI, together with the purchase of subordinated debt referred to in Item 5 below, is referred to as the "Recapitalization."

PHFT owns 40 nursing homes and 475 assisted living units in New South Wales, Victoria, Queensland and Western Australia. All properties owned by PHFT are leased to and operated by Moran Health Care Group (Australia) Pty Limited, the largest for-profit operator of aged care homes in Australia.


Item 5 Other Events

Concurrent with AMP's purchase of units, AMP purchased A$40,000,000 of 5-year, subordinated debt bearing interest at 9.1% per annum. Of that amount, A$20,000,000 has been advanced and has been used by PHFT to repay amounts loaned by the Company to PHFT in connection with PHFT's acquisition of certain Australian nursing homes. The balance may be drawn within 6 months. In connection with the initial A$20,000,000 advance, AMP has been granted options to purchase 2,500,000 units for A$4 per unit. When AMP funds the second A$20,000,000 advance, AMP will be granted options to purchase an additional 2,500,000 units for A$4 per unit. The options expire in April 2004. If the exercise of options by AMP would result in AMP acquiring more than a 49.9% interest in PHFT, AMP has granted to the Company the options to purchase, for an amount to be agreed or as determined by a valuer, the number of units that, would result in AMP's ownership of more than a 49.9% interest in PHFT.

                                   Appendix A

The following tables set forth certain historical financial information for the Company as adjusted to give effect to the recapitalization of its formerly wholly owned subsidiary, PHFT on April 1, 1999. The recapitalization included the issuance of new units in PHFT, resulting in a reduction of ownership interest in PHFT by the Company, which retains 47% ownership. In addition, A$20 million (approximately $12 million) in subordinated debt was issued by PHFT at an interest rate of 9.1%. The subordinated debt was used to repay advances made by the Company which funded PHFT operations on a temporary basis. The remainder of the proceeds will be used to fund the future growth of PHFT.

The historical income statement for the period ended September 30, 1998 is also adjusted for the contribution to the Company of common stock and subordinated loan of Principal Healthcare Finance Limited ("PHFL") by Omega Healthcare Investors, Inc. on April 2, 1998, as if it has occurred on October 1, 1997.

The pro forma financial information is not necessarily indicative of what the Company's financial position or results of operations would have been if the above events actually had occurred as of the date indicated, nor do they purport to project the Company's financial position or results of operations at any future date or for any future period.


                              OMEGA WORLDWIDE, INC.
                        CONDENSED PRO FORMA BALANCE SHEET
                                December 31, 1998
                                    Unaudited
                                 (In Thousands)

                                                                                   Adjustments to
                                                                                   Unconsolidate
                                                                 Historical         Interest in      Pro Forma
                                                               Consolidated (A)       PHFT (B)       Adjustment      Pro Forma
                                                               ----------------    -------------     ----------      ---------
       ASSETS
Current Assets:
  Cash and short-term investments                              $     610           $    (352)        $               $     258
  Restricted cash                                                  9,330              (3,110)                            6,220
  Temporary advances to Principal Healthcare Finance Limited      17,341                                                17,341
  Temporary advances to Principal Healthcare Finance Trust             0              14,185           (14,185)(C)           0
  Other current assets                                             3,023              (2,457)                              566
                                                               ---------           ---------         ---------       ---------
     Total current assets                                         30,304               8,266           (14,185)         24,385
Land and buildings, subject to triple-net lease, net of
  accumulated depreciation of $355                                79,472             (79,472)                                0
Investment in and advances to -
  Principal Healthcare Finance Limited                            38,124                                                38,124
  Principal Healthcare Finance Trust                                   0               3,596             2,150 (D&E)     5,746
  Other assets (net)                                               5,022                 (77)                            4,945
                                                               ---------           ---------         ---------       ---------
                                                                 122,618             (75,953)            2,150          48,815
                                                               =========           =========         =========       =========
     Total Assets                                              $ 152,922           $ (67,687)        $ (12,035)      $  73,200
                                                               =========           =========         =========       =========

            LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable and accrued expenses                        $   3,277           $  (1,693)        $               $   1,584
  Accrued income taxes                                               745                (216)              311 (E)         840
  Bank revolving credit facility                                  23,500                               (12,949)(F)      10,551
  Non-interest bearing deferred purchase obligations              30,405             (30,405)                                0
                                                               ---------           ---------         ---------       ---------
     Total current liabilities                                    57,927             (32,314)          (12,638)         12,975
Revolving warehouse facility                                      35,364             (35,364)                                0
                                                               ---------           ---------         ---------       ---------
     Total liabilities                                            93,291             (67,678)          (12,638)         12,975
Shareholders' Equity:
  Preferred stock                                                  2,600                                                 2,600
  Common stock                                                     1,226                                                 1,226
  Additional paid-in capital                                      52,861                                                52,861
  Retained earnings                                                3,246                                   603 (E)       3,849
  Unrealized loss on Tamaris stock                                  (311)                                                 (311)
  Cumulative translation adjustment                                    9                  (9)                                0
                                                               ---------           ---------         ---------       ---------
     Total stockholders' equity                                   59,631                  (9)              603          60,225
                                                               =========           =========         =========       =========
     Total Liabilities and Stockholders' Equity                $ 152,922           $ (67,687)        $ (12,035)      $  73,200
                                                               =========           =========         =========       =========

(A) Represents the unaudited consolidated balance sheet of Omega Worldwide, Inc. as of December 31, 1998. It includes the results of PHFT on a consolidated basis.

(B) Represents the adjustments which must be made to the Company's unaudited consolidated balance sheet as of December 31, 1998 in order to report the Company's investment in PHFT as an unconsolidated 100% owned subsidiary, accounted for under the equity method of accounting.

Adjustments (D) through (F) below arise from the dilution of ownership in PHFT and use of recapitalization proceeds.

(C) Represents PHFT's repayment of all outstanding advances from proceeds received in connection with the issuance of additional units in PHFT A$15 million (approximately $9.3 million), together with the funds PHFT received from the subordinated debt issue.

(D) Represents the Company's purchase of 875,000 additional units in PHFT on April 1, 1999, at a cost of A$2.00 per unit, or approximately $1,085,000.

(E) Represents the Company's gain from the dilution of ownership in PHFT (Gross gain of $1,065,000, net of costs associated with the transaction of $151,000 and taxes of $311,000).

(F) Represents the Company's repayment of borrowings of $12,849,000 under the Company's revolving credit facility using net cash received by the Company from the PHFT Recapitalization. Average interest rate of borrowings at December 31, 1998 is 6.77%.

                              OMEGA WORLDWIDE, INC.
                   CONDENSED PRO FORMA STATEMENT OF OPERATIONS
                         QUARTER ENDED DECEMBER 31, 1998
                                    Unaudited
                    (In Thousands, Except Per Share Amounts)

                                                                                       Adjustments to
                                                                                       Unconsolidate
                                                                       Historical       Interest in      Pro Forma
                                                                     Consolidated (A)     PHFT (B)      Adjustments     Pro Forma
                                                                     ----------------  -------------    -----------     ---------
Revenues:
  Fee income:
     Principal Healthcare Finance Limited                            $  1,143          $                $               $  1,143
     Principal Healthcare Finance Trust                                     0               150                              150
  Interest:
     Principal Healthcare Finance Limited                               1,089                                              1,089
     Short-term investments                                               226              (103)                             123
  Rent income                                                           1,315            (1,315)                               0
  Other income                                                             85                                                 85
                                                                     --------          --------         --------        --------
                                                                        3,858            (1,268)               0           2,590
Expenses:
  Direct cost of services provided                                        657                                                657
  Allocation expenses from Omega Healthcare Investors, Inc.               188                                                188
  Imputed and other interest                                              853              (797)             (40)(C)          16
  Provision for depreciation                                              194              (183)                              11
  General and administrative                                              365                                                365
                                                                     --------          --------         --------        --------
                                                                        2,257              (980)             (40)          1,237
                                                                     --------          --------         --------        --------
Earnings before equity earnings, gain from dilution and taxes           1,601              (288)              40           1,353
Equity in earnings of Principal Healthcare Finance Limited                223                                                223
Equity in earnings of Principal Healthcare Finance Trust                    0               288             (153)(D)         135
Gain on dilution of interest in Principal Healthcare Finance Trust          0                                914 (E)         914
                                                                     --------          --------         --------        --------
Net earnings before Federal and foreign income taxes                    1,824                 0              801           2,625
Provision for Federal and foreign income taxes                           (533)                              (272)(F)        (805)
                                                                     --------          --------         --------        --------
Earnings before preferred stock dividends                               1,291                 0              529           1,820
Preferred stock dividends                                                 (52)                                               (52)
                                                                     --------          --------         --------        --------
Net earnings available to common shareholders                        $  1,239          $      0         $    529        $  1,768
                                                                     ========          ========         ========        ========


Earnings per common share, Basic                                     $   0.10                                           $   0.14
                                                                     ========                                           ========
Earnings per common share, Dilutive                                  $   0.10                                           $   0.14
                                                                     ========                                           ========
Average shares outstanding, Basic                                      12,258                                             12,258
                                                                     ========                                           ========
Average shares outstanding, Dilutive                                   12,258                                             12,258
                                                                     ========                                           ========
Total comprehensive income, net of taxes                             $    980                                           $  1,509
                                                                     ========                                           ========

(A) Represents unaudited consolidated statement of operations of Omega Worldwide, Inc. for the three months ended December 31, 1998. It includes the results of PHFT on a consolidated basis.

(B) Represents the adjustments required to the Company's unaudited consolidated statement of operations for the three months ended December 31, 1998 in order to report the Company's results in its investment from PHFT as an unconsolidated 100% owned subsidiary, accounted for under the equity method of accounting.

Adjustments (C) through (F) below arise from the dilution of ownership in PHFT and use of recapitalization proceeds.

(C) Represents the reduction of interest expense from pro forma repayment of $12,849,000 of borrowings under the Company's revolving credit facility for the period that the borrowings were outstanding.

(D) Reduction in the equity in earnings of PHFT from the Company reducing its ownership percentage to 47%.

(E) Represents the Company's gain from the dilution of ownership in PHFT (Gross gain of $1,065,000, net of costs associated with the transaction of $151,000).

(F) Represents U.S. Federal income taxes at a rate of 34% applied to earnings before taxes.

                              OMEGA WORLDWIDE, INC.
                   CONDENSED PRO FORMA STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 1998
                                    Unaudited
                   (In Thousands, Except Per Share Amounts)

                                                           Historical        Annualize    Unconsolidate       Pro Forma
                                                        Consolidated (A)      Results(B) Interest in PHFT (I) Adjustments  Pro Forma
                                                        ----------------   ------------ -------------------- -----------  ---------
Revenues:
  Fee income:
     Principal Healthcare Finance Limited               $     1,920        $   1,442 (C)       $             $            $   3,362
     Principal Healthcare Finance Trust                           0                                                               0
  Interest:
     Principal Healthcare Finance Limited                     1,784            1,179 (D)                                      2,963
     Short-term investments                                     347                                  (4)                        343
  Rent income                                                 1,014                              (1,014)                          0
  Other income                                                   62                                                              62
                                                        -----------        ---------           --------      --------     ---------

                                                              5,127            2,621             (1,018)            0         6,730
Expenses:
  Direct cost of services provided                            1,113              837 (E)                                      1,950
  Allocation expenses from Omega Healthcare Investors,
    Inc.                                                        303              338 (F)                                        641
  Imputed and other interest                                    573                                (573)                          0
  Provision for depreciation                                    192                                (167)                         25
  General and administrative                                    485                                                             485
                                                        -----------        ---------           --------      --------     ---------
                                                              2,666            1,175               (740)            0         3,101
                                                        -----------        ---------           --------      --------     ---------

Earnings before equity earnings, gain from dilution and
  taxes                                                       2,461            1,446               (278)            0         3,629
Equity in earnings of Principal Healthcare Finance
  Limited                                                       421              132 (G)                                        553
Equity in earnings of Principal Healthcare Finance
  Trust                                                                                             278          (147)(K)       131
Gain on dilution of interest in Principal Healthcare
  Finance Trust                                                                                                   914 (L)       914
                                                        -----------        ---------           --------      --------     ---------
Net earnings before Federal and foreign income taxes          2,882            1,578                  0           767         5,227
Provision for Federal and foreign income taxes                 (927)            (537)(H)                         (261)(M)    (1,188)
                                                        -----------        ---------           --------      --------     ---------
Earnings before preferred stock dividends                     1,955            1,041                  0           506         4,039
Preferred stock dividends                                      (104)                                                           (104)
                                                        -----------        ---------           --------      --------     ---------
Net earnings available to common shareholders           $     1,851        $   1,041           $      0      $    506     $   3,935
                                                        ===========        =========           ========      ========     =========


Earnings per common share, Basic                        $      0.15                                                       $    0.32
                                                        ===========                                                       =========

Earnings per common share, Dilutive                     $      0.15                                                       $    0.32
                                                        ===========                                                       =========

Average shares outstanding, Basic                            12,255                                                          12,255
                                                        ===========                                                       =========

Average shares outstanding, Dilutive                         12,255                                                          12,255
                                                        ===========                                                       =========

Total comprehensive income, net of taxes                $     1,964                                                       $   4,039
                                                        ===========                                                       =========

(A) Represents audited consolidated statement of operations of Omega Worldwide, Inc. for the period from April 2, 1998 (Commencement of Operations) to September 30, 1998. It includes the results of PHFT on a consolidated basis.

(B) Represents adjustments to reflect results of PHFL for the full year ended September 30, 1998, as if Omega Healthcare Investors, Inc. had contributed PHFL's common stock and subordinated loan on October 1, 1997.

(C) Represents the Company's fees from PHFL pursuant to Management Agreement equal to 90 basis points of the aggregate book value of invested assets.

(D) Represents interest income on the subordinated loan to PHFL that bears interest at 11.8% and increases 3% each July.

(E) Represents historical costs of services provided by Omega (UK) Limited for the period from October 1, 1997 through April 1, 1998. Omega (UK) Limited is a service provider for activities related to PHFL. The reported amount represents direct costs incurred in the delivery of the services for which fee income has been recognized.

(F) Comprises allocated share of costs of Omega Healthcare Investors, Inc. pursuant to the provisions of a Service Agreement between Omega Healthcare Investors, Inc. and the Company. Indirect costs incurred by Omega Healthcare Investors, Inc. for the period from October 1, 1997 through April 1, 1998 are allocated based on the relationship of assets under the Company's management to the combined total of those assets of the Company and Omega Healthcare Investors, Inc.

(G) Represents the Company's share (33.375%) of net income prior to extraordinary losses of PHFL for the period October 1, 1997 through April 1, 1998.

(H)    Represents U.S. Federal income tax rate of 34% to earnings before taxes.

(I) Represents the adjustments required to the Company's audited consolidated statement of operations for the period from April 1, 1998 (Commencement of Operations) to September 30, 1998 in order to report the Company's result in its investment in PHFT as an unconsolidated 100% owned subsidiary, accounted for under the equity method of accounting.

Adjustments (J) through (L) below arise from the dilution of ownership in PHFT and use of recapitalization proceeds.

(J) Reduction in the equity in earnings of PHFT as a result of the Company reducing its ownership percentage to 47%.

(K) Represents the Company's gain from the dilution of ownership in PHFT (Gross gain of $1,065,000, net of costs associated with the transaction of $151,000).

(L) Represents U.S. Federal income taxes at a rate of 34% applied to earnings before taxes.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OMEGA WORLDWIDE, INC.

April 16, 1999                           By   /s/   Edward C. Noble
                                         ---------------------------------------
                                                    Edward C. Noble
                                                    Chief Financial Officer

                                  Exhibit Index

Exhibit 10 Form of Material Transaction Agreements comprising the following: Subscription Deed Principal Healthcare Finance Unit Trust No. 1 among PHF No. 1 Management Pty Limited, PHF No. 3 Management Pty Limited, Principal Healthcare Finance Pty Limited (the "Trustee"), the Company and AMP; Subscription Deed Principal Healthcare Finance Unit Trust No. 2 among PHF No. 1 Pty Limited, PHF No. 2 Pty Limited, the Trustee, the Company and AMP; Deed of Loan among PHF No. 1 Pty Limited, AMP and the Company; Principal Healthcare Finance Unit Trust No. 1 Terms of 2004 Options; Principal Healthcare Finance Unit Trust No. 2 Terms of 2004 Options; Deed among PHF No. 3 Management Pty Limited, PHF No. 2 Pty Limited and AMP; Advisory Agreement among PHF No. 1 Management Pty Limited, PHF No. 1 Pty Limited and Omega (Australia) Pty Limited.